Supplement to the Current Prospectus

Effective January 1, 2008, under the main heading "Description of Share Classes", the section reproduced below:

Class I shares generally are available only to the following eligible investors:

     o certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     o    funds distributed by MFD that invest primarily in shares of MFS funds;

     o retirement plans, endowments or foundations that: (i) have, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (ii) invest at least $10 million in Class I shares of the fund and other MFS funds;

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in Class I shares of the fund, or (ii) have, at the time of purchase of Class I shares, aggregate assets of at least $10 million invested in Class I shares of the fund and other MFS funds; and

     o certain retirement plans offered, administered, or sponsored by insurance companies, as permitted by MFD based on their overall relationship with MFS.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above or that do not meet these qualification requirements.

....is replaced in its entirety by the following:

Class I shares generally are available to the following eligible investors:

     o certain retirement plans established for the benefit of employees and former employees of MFS or its affiliates;

     o    funds distributed by MFD that invest primarily in shares of MFS funds;

     o    defined benefit retirement plans, endowments or foundations; and
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     o    bank trust  departments  or law firms acting as trustee or manager for trust accounts.

In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

                The date of this supplement is November 1, 2007.